Supplement, dated May 25, 2005 to the Prospectuses, dated March 1, 2005 of
                 Seligman Global Fund Series, Inc. (the "Fund")
             on behalf of its Seligman Global Smaller Companies Fund

Effective August 1, 2005, the following supersedes and replaces the definition of "smaller companies" set forth in the definition box under the caption "Seligman Global Smaller Companies Fund - Investment Objective" on page 11 of the Fund's Prospectus (page 10 with respect to the Fund's Class I Prospectus):

Smaller companies: Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.